UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2005

ANIMAS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	000-50674 (Commission File Number)	23-2860912 (I.R.S. Employer Identification No.)

200 LAWRENCE DRIVE, WEST CHESTER, PA (Address of principal executive offices)	19380 (Zip Code)

Registrant’s telephone number, including area code: (610) 644-8990

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2005, Animas Corporation (the “Company”) issued a press release announcing an increase in its revenue guidance for 2004 and providing initial guidance for 2005. The Company also announced that it had received 510(k) clearance from the Food and Drug Administration to market the IR 1250 pump. A copy of that release is being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this form.

A copy of the press release attached as an exhibit hereto is incorporated by reference into this Item 2.02. The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     The following press release is included as an exhibit to this report furnished under Item 2.02:

Exhibit No.	Description
99.1	Press Release, dated as of January 10, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Animas Corporation (Registrant)
DATE: January 11, 2005	By:	/s/ Richard Baron
	Name:	Richard Baron
	Title:	Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of January 10, 2005